Exhibit 99.2
Thermo Fisher Scientific to Acquire Dionex Corporation December 13, 2010

Safe Harbor Statement The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward- looking statements are set forth in Thermo Fisher Scientific's and Dionex' respective quarterly and annual reports, under the caption "Risk Factors", which are on file with the Securities and Exchange Commission (the "SEC") and available on Thermo Fisher Scientific's and Dionex' respective websites. Additional important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: competition and its effect on pricing, spending, third-party relationships and revenues; the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general worldwide economic conditions including economic conditions in the areas in which Thermo Fisher Scientific and Dionex sell products, and related uncertainties; dependence on customers' capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; demand for analytical instrumentation; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the transaction may not materialize as expected; the transaction not being timely completed, if completed at all; prior to the completion of the transaction, Dionex' business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; and the parties being unable to successfully implement integration strategies. While Thermo Fisher Scientific and/or Dionex may elect to update forward-looking statements at some point in the future, Thermo Fisher Scientific and Dionex specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including adjusted EPS and adjusted operating income, which exclude restructuring and other costs/income and amortization of acquisition-related intangible assets. Adjusted EPS also excludes certain other gains and losses, tax provisions/benefits related to the previous items, benefits from tax credit carryforwards, the impact of significant tax audits or events and discontinued operations. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods. We also use a non-GAAP measure, free cash flow, which excludes operating cash flows from discontinued operations and deducts net capital expenditures. We believe that the use of non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the company's performance, especially when comparing such results to previous periods or forecasts. Additional Information: The planned tender offer described in these materials has not yet commenced. The description contained in these materials is not an offer to buy or the solicitation of an offer to sell securities. At the time the planned tender offer is commenced, Thermo Fisher Scientific (or a wholly owned subsidiary of Thermo Fisher Scientific) will file a tender offer statement on Schedule TO with the Securities and Exchange Commission (the "SEC"), and Dionex will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the planned tender offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully before making any decision to tender securities in the planned tender offer. Those materials will be made available to Dionex' stockholders at no expense to them. In addition, all of those materials (and all other tender offer documents filed with the SEC) will be made available at no charge on the SEC's website: www.sec.gov.

Thermo Fisher Scientific $10+ billion in revenues 35,000+ employees in 40 countries 350,000 customers in 150 countries #234 on Fortune 500 Innovative products Applications expertise Scientific productivity partner Thermo Scientific: innovation Fisher Scientific: convenience Leading Brands The world leader in serving science Scale Depth

Dionex Corporation (NASDAQ: DNEX) A leading manufacturer and marketer of chromatography instruments, software, consumables and related services Fiscal year 2010 Revenue: $420 million 1,600+ employees Key End Markets Life Science & Drug Discovery Environmental Food & Beverage Deals North America 29 Europe 36 Asia / Pacific 35

Key Transaction Highlights $118.50 per share (all cash) - total enterprise value of approximately $2.1 billion Represents 21% premium above closing price on 12/10/10 and 32% premium to average closing stock price over last 60 trading days Funded through cash on hand and committed financing Offer Details Accretion Roadmap to Completion Commence tender offer shortly Customary regulatory approvals Hart-Scott-Rodino (HSR) and certain foreign jurisdictions Expected to close in Q1 2011 Expected to be immediately accretive to adjusted EPS Accelerates adjusted EPS growth rate

Accelerates Growth Opportunities and Creates Shareholder Value Compelling strategic rationale Increases presence in growing applied markets - environmental, water, food safety Expands Thermo Fisher's footprint in Asia-Pacific, particularly China and India, as well as other emerging geographies Customers and Markets Technology Financial Creates a leading chromatography offering Complements Thermo Fisher's industry-leading mass spectrometry technologies and deep applications expertise Significantly strengthens software capabilities Immediately accretive to adjusted EPS and adjusted EPS growth rate Offers significant opportunities for cost and revenue synergies, as well as expected tax efficiencies

Addition of Dionex Provides Exciting Growth Opportunities Ion Chromatography Systems Leading technology and market presence De facto standard for global water quality testing Strong environmental and food safety market presence Complements our gas chromatography product lines Liquid Chromatography Systems UHPLC-ready across entire platform Growing position in life sciences markets Comprehensive columns offering Benefit from Thermo Fisher commercial reach Chromatography Data Systems Gold standard performance Growing position across all markets Complementary to our leading laboratory information management systems Complements Our Leading Mass Spectrometry Offering Great liquid chromatography front end for mass spec Deep applications expertise creates integrated solutions Expands reach in growing applied markets Leading technology and performance across entire portfolio

Significant Financial Benefits Total of $60 million in operating synergies in year three; $15 million in first full year Cost synergies: $40 million adjusted operating income benefit Reduced public company costs Overhead and SG&A leverage Direct and indirect purchasing leverage Productivity enhancements through PPI and PPI Lean Revenue synergies: $20 million adjusted operating income benefit Dionex liquid chromatography instruments and consumables through Thermo Fisher's commercial reach Thermo Fisher mass spectrometry instruments to Dionex's customer base Greater tax efficiencies from leveraging Thermo Fisher's global structure Expected to add $0.13 to $0.15 of adjusted EPS in first 12 months post-close Proven ability to integrate acquisitions and achieve synergy targets

Summary Highly complementary strategic fit Significantly enhances instruments, software, consumables and services offering Expands presence in high growth markets Immediately accretive Accelerates growth and creates significant shareholder value